                                                                    Exhibit 99.2








                    TROYPEAK LIMITED

                    NON STATUTORY FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED 30 SEPTEMBER 1997



                    Registered no:  3030868

TROYPEAK LIMITED




NON STATUTORY FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 SEPTEMBER 1997

                                                            Pages


DIRECTORS AND ADVISERS                                        1


REPORT OF THE AUDITORS                                        2


PROFIT AND LOSS ACCOUNT                                       3


BALANCE SHEET                                                 4


CASH FLOW STATEMENT                                         5 - 7


NOTES TO THE FINANCIAL STATEMENTS                           8 - 19

TROYPEAK LIMITED

DIRECTORS AND ADVISERS


Directors                                    C G Budd (Chairman)
                                             P J Hughes
                                             A W Edwards
                                             R Penfold
                                             A Brady
                                             R M Potts
                                             P C Blowes

Company secretary                            P J Hughes

Registered office                            1 Embankment Place
                                             LONDON
                                             WC2N 6NN

Auditors                                     Coopers & Lybrand
                                             Registered Auditors
                                             Chartered Accountants
                                             1 Embankment Place
                                             LONDON
                                             WC2N 6NN

REPORT OF THE AUDITORS TO THE MEMBERS OF
TROYPEAK LIMITED

We have audited the accompanying consolidated balance sheet of Troypeak Limited and its subsidiaries as of 30 September 1997 and the related consolidated profit and loss account and cash flow statement, all expressed in pounds sterling. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with United Kingdom Auditing Standards which do not differ in any significant respect from United States generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examination, on a test basis, of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion such consolidated financial statements present fairly, in all material respects, the financial position of Troypeak Limited and its subsidiaries as of 30 September 1997 and the profit and cash flow for the year ended 30 September 1997, in conformity with accounting principles generally accepted in the United Kingdom.


/s/ COOPERS & LYBRAND

Chartered Accountants and Registered Auditors
London
21 May 1998

TROYPEAK LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 SEPTEMBER 1997


                                                     AUDITED      UNAUDITED
                                                                3 MONTHS TO
                                        Notes   30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

TURNOVER                                    2     11,550,030      2,651,392
Cost of sales                                     (6,497,549)    (1,591,875)
                                             ------------------------------

GROSS PROFIT                                       5,052,481      1,059,517

Administrative expenses                           (3,589,211)    (1,064,844)
                                             ------------------------------

OPERATING PROFIT/(loss)                            1,463,270         (5,327)
Interest receivable                         6          1,723            431
Interest payable and similar charges        7       (181,785)       (45,051)
                                             ------------------------------

PROFIT/(loss) ON ORDINARY ACTIVITIES
  BEFORE TAXATION                                  1,283,208        (49,947)
Tax on profit on ordinary activities        8       (532,919)       (27,170)
                                             ------------------------------

PROFIT/(loss) ON ORDINARY ACTIVITIES
  AFTER TAXATION                                     750,289        (77,117)
Dividends                                   9        (17,600)             -
                                             ------------------------------
RETAINED PROFIT/(loss) FOR THE
  FINANCIAL YEAR                                     732,689        (77,117)
                                             ------------------------------
                                             ------------------------------

Earnings per ordinary share                             9.74          (1.00)
                                             ------------------------------
                                             ------------------------------

All of the activities of the company are classed as continuing.

The company has no recognised gains or losses other than the results for the year as set out above, and therefore no separate statement of total recognised gains and losses has been presented.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above, and their historical cost equivalents.

                                                                               4
TROYPEAK LIMITED

CONSOLIDATED BALANCE SHEET
AT 30 SEPTEMBER  1997

                                                     AUDITED      UNAUDITED
                                        Notes   30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

FIXED ASSETS
Tangible assets                            10      2,201,088      2,262,460

CURRENT ASSETS
Stocks                                     12        217,848        246,295
Debtors due within one year                13      4,349,419      3,384,013
Debtors due after more than one year       13        125,510        125,510
Cash at bank and in hand                             229,943        203,915
                                             ------------------------------
                                                   4,922,720      3,959,733
CREDITORS: amounts falling due
 within one year                           14     (5,022,586)    (4,247,025)
                                             ------------------------------

NET CURRENT LIABILITIES                              (99,866)      (287,292)
                                             ------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES              2,101,222      1,975,168

CREDITORS: amounts falling due after more
  than one year                            15       (380,671)      (331,734)
                                             ------------------------------

NET ASSETS                                         1,720,551      1,643,434
                                             ------------------------------
                                             ------------------------------
CAPITAL AND RESERVES
Called up share capital                    18        110,000        110,000
Profit and loss account                            1,185,416      1,108,299
Capital redemption reserve                 19        161,429        161,429
Merger reserve                             19        263,706        263,706
                                             ------------------------------
                                                   1,720,551      1,643,434
                                             ------------------------------
EQUITY SHAREHOLDERS' FUNDS                         1,687,551      1,610,434
NON-EQUITY SHAREHOLDERS' FUNDS                        33,000         33,000
                                             ------------------------------
SHAREHOLDERS' FUNDS                        20      1,720,551      1,643,434
                                             ------------------------------
                                             ------------------------------

The financial statements were approved by the board of directors on 20 May 1998 and were signed on its behalf by:

DIRECTOR

                                                                               5
TROYPEAK LIMITED

CONSOLIDATED CASH FLOW STATEMENT
YEAR ENDED 30 SEPTEMBER 1997

                                                     AUDITED      UNAUDITED
                                                  YEAR ENDED    3 MONTHS TO
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

NET CASH INFLOW FROM OPERATING
  ACTIVITIES                                       2,808,842        783,429

RETURNS ON INVESTMENT AND SERVICING
  OF FINANCE

Interest received                                      1,723            431
Interest paid                                        (94,479)       (29,053)
Interest element of finance lease
  rental payments                                    (87,306)       (15,998)
                                                ---------------------------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
  AND SERVICING OF FINANCE                          (180,062)       (44,620)

TAXATION                                            (401,041)             -

CAPITAL EXPENDITURE
Purchase of tangible fixed assets                   (644,982)      (293,115)
Receipts from sale of tangible fixed assets           10,831              -
                                                ---------------------------

NET CASH OUTFLOW FROM CAPITAL EXPENDITURE           (634,151)      (293,115)
EQUITY DIVIDENDS PAID                                (17,600)             -
                                                ---------------------------

CASH INFLOW BEFORE FINANCING                       1,575,988        445,694

FINANCING
Capital repayments on finance leases                (577,609)       (62,138)
Net outflow from invoice discounting                (902,280)      (409,584)
                                                ---------------------------

NET CASH OUTFLOW FROM FINANCING                   (1,479,889)      (471,722)
                                                ---------------------------

INCREASE/(DECREASE) IN CASH                           96,099        (26,028)
                                                ---------------------------
                                                ---------------------------

                                                                               6
TROYPEAK LIMITED

CASH FLOW STATEMENT (CONTINUED)
YEAR ENDED 30 SEPTEMBER 1997

                                                     AUDITED      UNAUDITED
                                                  YEAR ENDED    3 MONTHS TO
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

Operating profit/(loss)                            1,463,270         (5,327)
Depreciation                                         777,790        231,743
Loss on disposal of fixed assets                         300              -
Increase in stocks                                   (10,228)       (28,447)
(Increase)/decrease in debtors                    (1,474,214)       965,406
Increase/(decrease) in creditors                   2,051,924       (379,946)
                                                ---------------------------

NET CASH INFLOW FROM OPERATING ACTIVITIES          2,808,842        783,429
                                                ---------------------------
                                                ---------------------------

RECONCILIATION OF NET CASH FLOW MOVEMENT TO MOVEMENT IN NET DEBT

                                                     AUDITED      UNAUDITED
                                                  YEAR ENDED    3 MONTHS TO
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

INCREASE/(DECREASE) IN CASH IN THE PERIOD             96,099        (26,028)
Net outflow in respect of hire purchase agreements   577,609         62,138
Net (inflow)/outflow from other long-term creditors (897,230)       410,530
                                                ---------------------------

CHANGE IN NET DEBT RESULTING FROM CASH FLOWS        (223,522)       446,640
New hire purchase agreements                        (401,885)             -
NET DEBT AT BEGINNING OF PERIOD                   (1,475,286)    (2,100,693)
                                                ---------------------------

NET DEBT AT END OF PERIOD                         (2,100,693)    (1,654,053)
                                                ---------------------------
                                                ---------------------------

TROYPEAK LIMITED

YEAR ENDED 30 SEPTEMBER 1997

ANALYSIS OF CHANGES IN NET DEBT


                                        At 1 October         Cash   Non- cash   AT 30 SEPTEMBER
                                                1996        flows   movements              1997
                                                   L            L           L                 L

Cash in hand and at bank                     133,844       96,099           -           229,943

Debt due within one year                  (1,125,348)    (655,391)   (171,416)       (1,952,155)

Debt due after more than one year           (483,782)     335,770    (230,469)         (378,481)
                                     ----------------------------------------------------------

                                          (1,475,286)    (223,522)   (401,885)       (2,100,693)
                                     ----------------------------------------------------------
                                     ----------------------------------------------------------

                                                             CASH    NON-CASH    AT 31 DECEMBER
                                                            FLOWS   MOVEMENTS              1997
                                                                L           L                 L

Cash in hand and at bank                                  (26,028)          -           203,915
Debt due within one year                                  425,921           -        (1,526,234)
Debt due after more than one year                          46,747           -          (331,734)
                                                     ------------------------------------------

                                                          446,640           -        (1,654,053)
                                                     ------------------------------------------
                                                     ------------------------------------------


TROYPEAK LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 SEPTEMBER 1997

1              PRINCIPAL ACCOUNTING POLICIES

These non-statutory financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom.

BASIS OF ACCOUNTING

The financial statements are prepared in accordance with the historical cost convention.

BASIS OF CONSOLIDATION

The consolidated profit and loss account and balance sheet include the financial statements of the Company and its subsidiary undertakings. Intra-group sales and profits are eliminated fully on consolidation.

TURNOVER

Turnover represents amounts receivable for services provided in the United Kingdom net of trade discounts and value added tax.

TANGIBLE FIXED ASSETS

The cost of tangible fixed assets is their purchase cost together with any incidental costs of acquisition.

Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset on a straight line basis over its expected useful life, as follows:

Improvements to property                                           term of lease
Plant and machinery                                                   2-5 years
Fixtures and fittings and equipment                                   2-5 years
Motor vehicles                                                          4 years

STOCK

Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

TROYPEAK LIMITED



WORK IN PROGRESS

Work in progress is valued on the basis of direct costs plus attributable overheads based on normal level of activity. Provision is made for any foreseeable losses where appropriate. No element of profit is included in the valuation of work in progress.

HIRE PURCHASE AGREEMENTS

Assets held under hire purchase agreements are capitalised and disclosed under tangible fixed assets at their fair value. The capital element of the future payments is treated as a liability and the interest is charged to the profit and loss account on a sum of digit basis.

OPERATING LEASE AGREEMENTS

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits as incurred.

PENSION COSTS

The company operates a defined contribution pension scheme for employees. The assets of the scheme are held separately from those of the company. The annual contributions payable are charged to the profit and loss account.

DEFERRED TAXATION

Provision is made for deferred taxation, using the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for to the extent that is probable that a liability or asset will crystallise in the foreseeable future.

2              TURNOVER

The turnover and profit before tax are attributable to the one principal activity of the company which arose within the United Kingdom.

TROYPEAK LIMITED


3              OPERATING PROFIT

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L
OPERATING PROFIT IS STATED AFTER CHARGING:
Staff pension contributions                              9,972          2,500
Depreciation                                           777,790        231,743
Operating lease rentals
 Plant and machinery                                   140,067         36,758
 Other                                                 207,013         58,758
Loss on disposal of fixed assets                           300              -
Auditors remuneration
 as auditors                                            17,750              -
                                                      -----------------------
                                                      -----------------------

4    EMPLOYEES

The average monthly number of persons (including executive directors) employed by the group during the period was:

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                        NUMBER         NUMBER

Production                                                 100             92
Administration                                              45             46
Sales                                                       14             16

                                                      -----------------------
                                                           159            154
                                                      -----------------------
                                                      -----------------------

The aggregate payroll costs in respect of the above were:

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L

Wages and salaries                                   5,006,854      1,210,578
Social security costs                                  449,771        112,814
Other pension costs                                     36,648          9,375
                                                      -----------------------
                                                     5,493,273      1,332,767
                                                      -----------------------
                                                      -----------------------

                                                                              11
TROYPEAK LIMITED



5    DIRECTORS' EMOLUMENTS

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L

Emoluments                                             734,948        172,330
Value of company pension contributions to money
  purchase schemes                                      26,676          6,875
                                                      -----------------------

                                                       761,624        179,205
                                                      -----------------------
                                                      -----------------------

During the year six of the directors were members of the pension scheme.

6    INTEREST RECEIVABLE

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L

Other interest receivable                                1,723            431
                                                      -----------------------
                                                      -----------------------

7    INTEREST PAYABLE

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L


Interest payable on bank borrowing                      94,479         29,053
Interest charges on hire purchase                       87,306         15,998
                                                      -----------------------

                                                       181,785         45,051
                                                      -----------------------
                                                      -----------------------

                                                                              12
TROYPEAK LIMITED


8    TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L

In respect of the year:
Corporation tax based on the results for the
  year at 33% (December 1997: 33 %)                    506,698         27,170
Adjustment in respect of previous year:
  Corporation tax                                       26,221              -
                                                      -----------------------

                                                       532,919         27,170
                                                      -----------------------
                                                      -----------------------

9    DIVIDENDS

The following dividends have been paid or proposed in respect of the period:

                                                       AUDITED      UNAUDITED
                                                  30 SEPTEMBER    31 DECEMBER
                                                          1997           1997
                                                             L              L

Dividends paid on ordinary shares                       17,600              -
                                                      -----------------------

                                                        17,600              -
                                                      -----------------------
                                                      -----------------------

On 13 March 1998 the holders of the preferred ordinary shares agreed to waive their rights to dividends from 1 October 1996 to that date.

                                                                              13
TROYPEAK LIMITED

10   TANGIBLE FIXED ASSETS

GROUP


                            IMPROVEMENTS      PLANT AND        FIXTURES      MOTOR
                             TO PROPERTY      MACHINERY    AND FITTINGS   VEHICLES          TOTAL
                                       L              L               L          L              L

COST
At 1 October 1996                298,506      2,812,367          91,415      3,062      3,205,350
Additions                        164,326        851,676          30,865          -      1,046,867
Disposals                              -         (9,178)              -     (3,062)       (12,240)
                            ----------------------------------------------------------------------

AT 30 SEPTEMBER 1997             462,832      3,654,865         122,280          -      4,239,977
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------

ADDITIONS                         30,355        239,372          23,388          -        293,115
                            ----------------------------------------------------------------------

AT 31 DECEMBER 1997              493,187      3,894,237         145,668          -      4,533,092
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------

DEPRECIATION
At 1 October 1996                136,039      1,083,944          41,809        416      1,262,208
Charge for the year               53,604        697,242          26,251        693        777,790
Disposals                              -              -               -     (1,109)        (1,109)
                            ----------------------------------------------------------------------
AT 30 SEPTEMBER 1997             189,643      1,781,186          68,060          -      2,038,889
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------

CHARGE FOR PERIOD                 15,772        209,320           6,651          -        231,743
                            ----------------------------------------------------------------------

AT 31 DECEMBER 1997              205,415      1,990,506          74,711          -      2,270,632
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------

NET BOOK VALUE
AT 30 SEPTEMBER 1997             273,189      1,873,679          54,220          -      2,201,088
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------

AT 31 DECEMBER 1997              287,772      1,903,731          70,957          -      2,262,460
                            ----------------------------------------------------------------------
                            ----------------------------------------------------------------------


Included within the net book value of L2,201,088 is L1,036,837 relating to assets held under hire purchase agreements. The depreciation charged to the accounts in the year in respect of such assets amounted to L305,475.

                                                                              14
TROYPEAK LIMITED

11   FIXED ASSET INVESTMENT

Troypeak Limited's investment in the ordinary share capital of unlisted companies at the balance sheet date related to the following, all of which are involved in pre-press service to the marketing industry:

Company                                     COUNTRY OF
                                          INCORPORATION   % AGE HOLDING

Production Response Limited                     England             100

Studio Response Limited                         England             100

Eric Studio Limited                             England             100


12   STOCK

                                                          AUDITED    UNAUDITED
                                                     30 SEPTEMBER  31 DECEMBER
                                                             1997         1997
                                                                L            L

Raw materials                                              89,895       93,630
Work in progress                                          127,953      152,665
                                                     -------------------------

                                                          217,848      246,295
                                                     -------------------------
                                                     -------------------------

13   DEBTORS

                                                          AUDITED    UNAUDITED
                                                     30 SEPTEMBER  31 DECEMBER
                                                             1997         1997
                                                                L            L

AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Other debtors - rental deposits                           125,510      125,510
                                                     -------------------------
                                                     -------------------------

AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade debtors                                           4,135,868    3,161,853
Other debtors                                              28,990       36,416
ACT recoverable against future taxation                    26,368       26,368
Prepayments and accrued income                            158,193      159,376
                                                     -------------------------

                                                        4,349,419    3,384,013
                                                     -------------------------
                                                     -------------------------

                                                                              15
TROYPEAK LIMITED


14   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                          AUDITED    UNAUDITED
                                                     30 SEPTEMBER  31 DECEMBER
                                                             1997         1997
                                                                L            L

Trade creditors                                           936,620      779,031
Advanced corporation tax                                   26,368       26,368
Corporation tax                                           524,370      551,541
Other taxes and social security                           476,606      301,801
Hire purchase agreements                                  419,798      404,407
Dividends payable                                         105,473      105,473
Other loans                                                 1,262          316
Other creditors                                         1,750,347    1,361,860
Accruals and deferred income                              781,742      716,228
                                                     -------------------------
                                                        5,022,586    4,247,025
                                                     -------------------------
                                                     -------------------------

Included within other creditors is L1,531,095 (31 December 1997: L1,121,511) due to Lombard Nat West Discounting Limited.

Lombard Nat West Discounting Limited have a first charge over the company's trade debtors.

Dividends payable includes fixed cumulative dividends owing to Preferred ordinary shareholders and "A" preference ordinary shares of L26,738 for the year ended 30 September 1995 and L78,734 for the year ended 31 December 1996.

15         CREDITORS AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                          AUDITED    UNAUDITED
                                                     30 SEPTEMBER  31 DECEMBER
                                                             1997         1997
                                                                L            L

Hire purchase agreements                                  378,481      331,734
Other creditors                                             2,190            -
                                                     -------------------------

                                                          380,671      331,734
                                                     -------------------------
                                                     -------------------------

                                                                              16
TROYPEAK LIMITED


16   COMMITMENTS UNDER OPERATING LEASES

At 30 September 1997 the group had annual commitments under non-cancellable operating leases as set out below:


                                                            Audited                        UNAUDITED
                                                  30 SEPTEMBER 1997                 31 DECEMBER 1997
                                       LAND AND               OTHER     LAND AND               OTHER
                                      BUILDINGS               ITEMS    BUILDINGS               ITEMS
                                              L                   L            L                   L

Operating lease which expire:
Within one year                         107,865              21,961      119,089              43,705
Within two to five years                123,680             125,497       93,200              94,264
After more than five years               20,000                   -       20,000                   -
                                   -----------------------------------------------------------------

                                        251,545             147,458      232,289             137,969
                                   -----------------------------------------------------------------
                                   -----------------------------------------------------------------

17   CALLED UP SHARE CAPITAL


AUTHORISED                                                30 SEPTEMBER    31 DECEMBER
                                                NOMINAL           1997           1997
NUMBER              CLASS                         VALUE              L              L

77,000              Ordinary                          L 1       77,000         77,000
21,429              Preferred ordinary                L 1       21,429         21,429
11,571              'A' Preferred ordinary            L 1       11,571         11,571
61,429              'A' Cumulative redeemable         L 1       61,429         61,429
100,000             'B' Cumulative redeemable         L 1      100,000        100,000
                                                          ---------------------------

                                                               271,429        271,429
                                                          ---------------------------
                                                          ---------------------------

ALLOTTED, CALLED UP AND FULLY PAID

77,000              Ordinary                          L 1       77,000         77,000
21,429              Preferred ordinary                L 1       21,429         21,429
11,571              'A' Preferred ordinary            L 1       11,571         11,571
                                                          ---------------------------
                                                               110,000        110,000
                                                          ---------------------------
                                                          ---------------------------

The preferred ordinary shares are entitled to a dividend of 11 pence per share and a participating dividend of 7.5% of profits of Troypeak Limited's subsidiaries.

The `A' preferred ordinary shares are entitled to a dividend of 9 pence per share and a participating dividend of 7.5% of profits of Troypeak Limited's subsidiaries.

Interest accrues on all unpaid dividends at 3% above the National Westminster Bank base rate.

                                                                              17
TROYPEAK LIMITED


The preferred ordinary and "A" preferred ordinary shares can be converted to ordinary shares at any time.

The ordinary shareholders, preferred ordinary shareholders and "A" preferred ordinary shareholders, are entitled to vote at the General Meeting of the Company.

18   RESERVES

                                                     Capital     Profit and
                                         Merger   redemption   loss account
                                        reserve      reserve
                                              L            L              L

At 1 October 1996                       263,706      161,429        452,727
Profit for the financial period               -            -        750,289
Dividends                                     -            -        (17,600)
                                     --------------------------------------

AT 30 SEPTEMBER 1997                    263,706      161,429      1,185,416
                                     --------------------------------------
                                     --------------------------------------

LOSS FOR THE FINANCIAL PERIOD                 -            -        (77,117)
                                     --------------------------------------

AT 31 DECEMBER 1997                     263,706      161,429      1,108,299
                                     --------------------------------------
                                     --------------------------------------

19   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                     AUDITED      UNAUDITED
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

Profit/(loss) for the financial period               750,289        (77,117)
Dividends                                            (17,600)             -
                                                ---------------------------

                                                     732,689        (77,117)
Opening shareholders' funds                          987,862      1,720,551
                                                ---------------------------

CLOSING SHAREHOLDERS' FUNDS                        1,720,551      1,643,434
                                                ---------------------------
                                                ---------------------------

                                                                              18
TROYPEAK LIMITED

20   NON EQUITY SHAREHOLDERS' FUNDS

                                                     AUDITED      UNAUDITED
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

Preferred ordinary                                    21,429         21,429
'A' preferred ordinary                                11,571         11,571
                                                ---------------------------

                                                      33,000         33,000
                                                ---------------------------
                                                ---------------------------


21   DEFERRED TAXATION

Deferred taxation for which no provision has been made in the accounts is as follows:

                                                     AUDITED      UNAUDITED
                                                30 SEPTEMBER    31 DECEMBER
                                                        1997           1997
                                                           L              L

Accelerated capital allowances                        59,864         31,835
Other timing differences                              (3,100)        (3,100)
                                                ---------------------------

                                                      56,764         28,735
                                                ---------------------------
                                                ---------------------------

22   FINANCIAL COMMITMENTS

The company has guaranteed rents payable to the landlords of properties used in the business up to the value of L208,680.

A guarantee has also been given by the company to National Westminster Bank over the debts of Troypeak Limited. At 30 September 1997, there was no liability.


23   RELATED PARTY TRANSACTIONS

During the year the Group paid L150,000 (31 December 1997: L30,000) to a company of which the wife of C Budd is a director. The company arranges travel and hospitality for Production Response Limited.


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                                                                              19
TROYPEAK LIMITED


24     POST BALANCE SHEET EVENTS

On 16 January 1998 a subsidiary, Production Response Limited, acquired certain assets of Reacta Graphics Limited (in liquidation) for the consideration of L100,000.
On 9 March 1998 all the company's ordinary shares were re-designated and converted to `B' ordinary shares. The company's preferred ordinary shares and `A' preferred ordinary shares were redesignated and converted to `C' ordinary shares.

On 13 March 1998 Troypeak Limited's entire share capital was acquired by Big Flower Digital Services Limited. The ultimate parent company then became Big Flower Holdings Inc., a company incorporated in the USA.
The hire purchase creditors have been repaid as part of this arrangement at a cost of L505,132.